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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 19, 1998
(Date of earliest event reported)

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Trust Agreement, dated as of June 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1998-2V, Class A-V and as depositor under a Trust Agreement, dated as of June 1, 1998, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of PacificAmerica Home-Equity Loan Asset-Backed Notes, Series 1998-2V, Class A-V)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact name of registrant as specified in its charter)


DELAWARE                            333-39127                 33-3416059
--------                            ---------                 ----------
(State or Other Juris-             (Commission             (I.R.S. Employer
diction of Incorporation)          File Number)            Identification No.)


250 Vesey Street World Financial Center,
North Tower-10th Floor,
New York, New York                                                10281
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(Address of Principal Executive Office)                          (Zip Code)


        Registrant's telephone number, including area code:(212) 449-1000
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     MERRILL LYNCH MORTGAGE
                                                     INVESTORS, INC.

                                                     By:    /s/ Peter Cerwin
                                                            --------------------
                                                     Name:  Peter Cerwin
                                                     Title: Vice President


Dated: August 20, 1998





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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On August 7, 1998 following the closing of the initial issuance of the PacificAmerica Home Equity Loan Notes Series 1998-2, Series-2V pursuant to a Purchase Agreement the PacificAmerica Home Equity Loan Trust, Series 1998-2V (the "Issuer") purchased from the PacificAmerica Money Center, Inc. (the "Seller") certain Subsequent Mortgage Loans, as defined in the Home Equity Loan Purchase Agreement (the "Purchase Agreement") among the Issuer, Bankers Trust Company of California, N.A., the Seller and Merrill Lynch Mortgage Investors, Inc., with an aggregate principal balance equal to approximately $30,550,647.37 with funds on deposit in the pre-funding account established pursuant to the Purchase Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Issuer pursuant to a Subsequent Transfer Instrument, dated August 7, 1998, between the Issuer and the Seller (the "Instrument") (the Mortgage Loan Schedule that is the subject of such Instrument is filed in paper pursuant to a hardship exemption, as provided in Rule 202 of Regulation S-T).


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.            Description
-----------       -----------            -----------
    1                 99.1               Subsequent Transfer Instrument, dated
                                         as of August 7, 1998 between
                                         PacificAmerica Money Center, Inc. as
                                         seller, PacificAmerica Home Equity Loan
                                         Trust Series 1998-2V, as issuer.


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.               DESCRIPTION                                     PAGE
-----------               -----------                                     ----

     1                    Subsequent Transfer Instrument